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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  May 28, 1999
                                                  ------------


                   CardioDynamics International Corporation
                   ----------------------------------------
            (Exact name of registrant as specified in its charter)



California                             0-11868             95-3533362
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(State or other jurisdiction        (Commission        (IRS Employer
of incorporation)                   File Number)       Identification No.)


6175 Nancy Ridge Drive, Suite 300, San Diego, California        92121
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:        (619) 535-0202
                                                           --------------


                                      n/a
                                      ---
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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See Exhibit 99 attached



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CARDIODYNAMICS INTERNATIONAL
                                       CORPORATION

                                       By: /s/ MICHAEL K. PERRY
                                          -------------------------
                                               Michael K. Perry
                                               Chief Executive Officer

Date:  June 5, 1999